Sucampo Pharmaceuticals, Inc. Corporate Update

September 25-26, 2013



Cary Claiborne, Chief Financial Officer



Silvia Taylor, SVP, IR, PR & Corporate Communications

SUCAMPO
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Agenda

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Forward-Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the US and internationally and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 8-K and 10-K, which Sucampo incorporates by reference.

Sucampo Value Proposition: Commercial-Stage, Global Biopharmaceutical Company

Two FDA-Approved Drugs	• AMITIZA (lubiprostone) in gastroenterology Approved for chronic idiopathic constipation (CIC), irritable bowel syndrome with constipation (IBS-C), and opioid-induced constipation (OIC) • RESCULA (unoprostone isopropyl) in ophthalmics Approved for the lowering of intraocular pressure in patients with open-angle glaucoma or ocular hypertension
Stable & Growing Revenue & Royalty Base	• Significant source of funding • Global Partnerships
Unique	• Proprietary Prostone Technology • Robust pipeline

® Registered trademark of Sucampo

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AMITIZA U.S.





OIC Indication Approved in April 2013

- $10M milestone payment received
- Large market with 2.5-4.5M[1] potential patients
- Takeda has added additional targets
  - AMITIZA usage among pain specialists and anesthesiologists up 24%[2]

Strong AMITIZA YOY Growth

- Takeda reported net sales increase: +5% YoY to $132M thru Q2 2013
- TRx growth: ~+4% YoY[3] thru August YTD

Increased Awareness and Market Growth

- Competitive entrant growing the market, benefiting AMITIZA
  - IMS data shows that July was strongest month ever with 113K TRx, August TRx YoY up 2.5% to 112K TRx[3]
- Average patient copay across Commercial, Part D, and Federal lower for AMITIZA than Linzess for each channel
  - "AMITIZA Healthy Savings": commercial patients, ≤$3.00/month

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See Reference 1-3

AMITIZA US OIC Launch: Building on Strengths and Heritage

7M prescriptions over 7 years

Pregnancy warning removed from label

Build on Strength in Long-Term Safety

	AMITIZA	MiraLax
Provides Sustained Relief	74.7	67.7
Relieves Bloating/Discomfort	72.2	61.8
Relieves Abdominal Pain	71.5	62.4
Low Incidence of Diarrhea	64.1	57.8

Build on Strength in Efficacy[4]



100%
80%
60%
40%
20%
0%
AMITIZA
Linaclotide
83.0%
37.6%
8.4%
47.5%
8.5%
14.9%
Approved
Rejected
Reversed

Build on Strength in Managed Care Access

*Over 92% of covered lives have either Tier 2 or Tier 3 coverage

See References 3-4

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Global AMITIZA Approvals and Regulatory Filings

AMITIZA has been used for >7 y with 7M prescriptions by patients suffering from CIC and IBS-C




Switzerland
CIC (2009)
OIC (filed)
UK
CIC (2012)
OIC (filed)
Japan
CC (2012)
Incl OIC
US
CIC (2006)
IBS-C (2008)
OIC Approved
(April 2013)

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AMITIZA Global Snapshot

Japan

Sucampo Japan sales up 49% to ~$3.3M Q2 vs. Q1[3]

Over 70% of surveyed doctors will maintain or increase AMITIZA prescriptions[5]

- Top reasons for use of AMITIZA are unique MoA and efficacy

2 week limitation removal effective December

Europe

Commenced active marketing (CIC) in Switzerland; GIs writing Rxs for CIC

Regulatory approval for OIC filings in U.K. and Switzerland expected 1H 2014

- MHRA CIC assessment report initiated as part of MRP; will be finalized following OIC approval

NICE endorsement process in U.K. ongoing

Rest of World

Potential partnering discussions ongoing for AMITIZA for new indications and new territories including Europe, Asia and emerging markets

- Anticipate decisions in 2014

See References 3,5

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AMITIZA Intellectual Property

AMITIZA has a robust patent estate

- 13 patents
- Latest patents expire in 2027

Paragraph IV certification notice letter to Sucampo received on January 2, 2013 regarding ANDA submitted to FDA by Anchen Pharmaceuticals

- Notice letter alleges the 126 claims in AMITIZA's composition, method of use, and/or formulation patents are invalid, unenforceable, and/or will not be infringed by Anchen's manufacture, use or sale of the product described in its ANDA
  - Sucampo, joined by Takeda and R-Tech Ueno, filed patent infringement lawsuit against Anchen and Par Pharmaceuticals on February 8, 2013
  - 30-month stay through July 2015

Well-positioned to defend AMITIZA IP

- Only one claim of the patents needs to be successful

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RESCULA Market Overview

Glaucoma is age-related; 2nd leading cause of bilateral blindness WW[6]

- 2.2M people affected by Open Angle Glaucoma[7]
- Projected to grow to 3.4M by 2020 due to aging population[7]
  - Additional 3-6M patients with Ocular Hypertension[8]
- Reduction in intra-ocular pressure (IOP) is currently the only modifiable risk factor for patients with glaucoma and ocular hypertension[6]
- More than 30M Rxs for IOP Lowering Medications in the US[9]


Rescula
RESCULA

RESCULA offers an alternate route to IOP reduction: Strength in its Safety and Tolerability Profile

See References 6-9

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RESCULA U.S.





Favorable Feedback and Progress

- Over 40,000 details to ophthalmologists and optometrists
- Samples beginning to move through the system
- 75% of RESCULA prescribers having a favorable experience[10]
    - RESCULA's safety and tolerability profile key[10]

Ongoing Efforts

- Peer-to-peer programs ongoing
- Active managed care contracting, establish for 2014
- Stronger digital campaign
- Publications on the horizon
- Continue to generate patient trial

See Reference 10

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Sucampo's Proprietary Prostone Platform Technology

Sucampo: Only company developing and commercializing prostone compounds globally

Prostones:

- Functional fatty acids naturally occuring in the human body
- Ion-channel activators
- Physiological mediators of restoration of cellular homeostasis and tissue regeneration

Clinical safety profile of prostones is well-tolerated, as demonstrated by the clinical safety record of AMITIZA and RESCULA

Clinical potential of prostones is broad and applicable to various therapeutic fields beyond those already established

See Reference 11

Proprietary Platform Technology: Sucampo's Prostones are Highly Potent Ion-Channel Activators


Prostones
ClC-2−Chloride Channel Activation
BK-Potassium Channel Activation
AMITIZA
RESCULA
Fluid Secretion
Barrier Repair and Mucosal Protection
Anti-Inflammatory Activity
Smooth Muscle Relaxation
Nerve Stabilization
Prevents Neuronal Cell Death

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See Reference 11

Pipeline Highlights

CLINICAL FOCUS — **STAGE OF CLINICAL DEVELOPMENT**

LEAD COMPOUNDS	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
Unoprostone Isopropyl Retinitis Pigmentosa Japan/U.S.*					Began 1Q13
AMITIZA Pediatric Constipation					FPFV 2H13
SPI-3608 PO Spinal Stenosis			Phase 1b 1Q14		
SPI-017 IV Spinal Stenosis				Began 1Q13	
Cobiprostone Oral Mucositis			Phase 1b 4Q13		

■ SUCCESSFULLY COMPLETED ■ PROJECTED START ■ ONGOING

*Co-developing with R-Tech Ueno, Ltd.

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Sucampo Prostone Pipeline Key Highlights

AMITIZA Clinical Development & Life Cycle Management

Pediatric Constipation

- Very common GI complaint in children[12]
- WW prevalence ~18%[12-13]
- Initiate P3 Pediatric Functional Constipation program 2H 2013
- Potential to be 1st Rx constipation product for pediatric patients
- Takeda: funding 70% of development costs



Abdominal radiograph of constipated child showing stool throughout the colon

New liquid dosage form

- Takeda: funding 100% of development costs
- Pediatric and geriatric markets

Additional LCM opportunities

Unoprostone Isopropyl for Retinitis Pigmentosa

Retinitis Pigmentosa (RP)

- Degenerative retinal disease causing progressive vision loss and ultimately, blindness


Normal Vision


Retinitis Pigmentosa

- Ongoing P3 clinical trial in unoprostone isopropyl by development partner, R-Tech Ueno
- Sucampo has rights to clinical data for potential filing in Europe and US; will decide path forward upon reviewing interim trial results 4Q 2014/ 1Q 2015
- Unoprostone isopropyl has received orphan drug designation for RP in the US & in the EU

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See References 12-15

Sucampo Prostone Pipeline Key Highlights *(cont.)*

SPI-017 / SPI-3608 for Lumbar Spinal Stenosis

Lumbar Spinal Stenosis

- Degenerative change in lumbar spine
- Commonly observed in growing aged population
- More than 400,000 Americans, most >60 years of age, may be suffering from symptoms caused by lumbar spinal stenosis[16]
- Unmet medical need/limited treatment options globally


Facet Joints
Spinal Canal
Disk
Normal
Spinal Stenosis

- Ongoing P2a trial of SPI-017 (IV); top-line results in Q4 2013
- P1a results: SPI-3608 (PO) is generally well-tolerated across dosing range

Cobiprostone for Oral Mucositis

Oral Mucositis

- Severely painful inflammation of the oral cavity
- Debilitating side effect; treatment-limiting
- ~350,000 head and neck cancer patients in the US[18]; oral mucositis affects 80-90%[19] of these patients
- Unmet medical need/ limited prescription treatments are available
- Total WW market estimated to be up to $500M[3]





- P1a results: oral spray formulation is generally well-tolerated
- P1b multiple dose tolerability study in healthy patients: to begin Q4 2013

See References 3, 16-20

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Key Facts & Financial Highlights

Key Facts	
Trading Symbol	SCMP (NASDAQ)
Corporate Headquarters	Bethesda, MD
Stock Price (09-23-13), 52-Week Range	$6.14, $10.48 to $4.41
Shares Outstanding (09-23-13)	42.5M (1 class of common stock)
Daily Volume (90-day average)	147,287
Market Capitalization (09-23-13)	$260.8M
Enterprise Value (09-23-13)	$225.0M
Financial Highlights as of 1st 6 Months of 2013	
Cash & Equivalents	$93.5M
Total Revenue	$43.9M
Net Income	$3.0M
EPS	$0.07
AMITIZA US Net Sales (as reported by Takeda):	$131.5M

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Q2 2013 Financial Highlights

Repurchased $2.3M of Sucampo shares since inception

- Authorized amount: up to $5M
- Offset any dilution resulting from the exercise of stock options in the fiscal year

Financial Guidance

- Approximately break-even in 2013
- Profitable in 2014
- In future will consider a return to shareholders of some portion of Sucampo's profitability

2013 Key Value Drivers

AMITIZA	US	✓ Obtain approval of OIC sNDA: Q2 2013 ✓ $10M milestone payment upon commercial launch of OIC
	Global	❑ **Pursue strategic alliances; new AMITIZA indications / territories**
	Japan	✓ **Grow sales in Japan in 2013**
	EU	✓ Submit for regulatory approval of OIC in Switzerland and UK by Q1 2013 ✓ Begin active marketing in Switzerland for CIC ❑ **Use MHRA approval to seek expansion of CIC and OIC indication to other EU markets via MRP** ❑ **Seek NICE endorsement for CIC and OIC, and make AMITIZA available in UK for CIC**
RESCULA	US	✓ Launch: Q1 2013
Pipeline	Lubiprostone	❑ **Achieve FPFV in Pediatric P3 trial in 2H 2013**
	Cobiprostone	✓ Complete oral mucositis P1a trial: Q2 2013 ❑ **Initiate P1b trial in oral mucositis: Q4 2013**
	SPI-017	❑ **Complete spinal stenosis P2a trial: Q4 2013**

✓ Completed ❑ In Progress

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Key Upcoming Events

2H 2013
Q4
Start of phase 1b trial of cobiprostone for Oral Mucositis Top-line results of phase 2a trial of SPI-017 for Lumbar Spinal Stenosis
2H
Start of phase 3 trial of AMITIZA for Pediatric Functional Constipation

4Q 2013 / 1H 2014
CEO Transition (EST)

1H 2014
Q1
AMITIZA OIC indication potential approval in Switzerland / UK

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Conclusion

Two FDA-Approved Drugs	• AMITIZA® (lubiprostone) in gastroenterology Approved for chronic idiopathic constipation (CIC), irritable bowel syndrome with constipation (IBS-C), and opioid-induced constipation (OIC) • RESCULA® (unoprostone isopropyl) in ophthalmics Approved for the lowering of intraocular pressure in patients with open-angle glaucoma or ocular hypertension
Stable & Growing Revenue & Royalty Base	• Significant source of funding • Global Partnerships
Unique	• Proprietary Prostone Technology • Robust pipeline

SUCAMPO
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Appendix

Key Facts & Financial Highlights

Key Facts	
Trading Symbol	SCMP (NASDAQ)
Corporate Headquarters	Bethesda, MD
Stock Price (09-23-13), 52-Week Range	$6.14, $10.48 to $4.41
Shares Outstanding (09-23-13)	42.5M (1 class of common stock)
Daily Volume (90-day average)	147,287
Market Capitalization (09-23-13)	$260.8M
Enterprise Value (09-23-13)	$225.0M

Financial Highlights as of 1st 6 Months of 2013	
Debt	$57.7M
Cash & Equivalents	$93.5M
Total Operating Expense	$33.2M
Total Revenue	$43.9M
Net Income	$3.0M
R&D Revenue	$14.3M
Product Royalty Revenue	$23.7M
R&D Expense	$10.1M
EPS	$0.07
AMITIZA US Net Sales (as reported by Takeda):	$131.5M

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Terms of Sucampo's AMITIZA Agreements

Takeda Agreement

- Takeda shall promote, market, and sell AMITIZA in US and Canada
- Sucampo's tiered royalty rate: 18%−26% of annual net sales
- Sucampo earned $20M in upfront and $140M in development milestone payments as of 06/30/13
  - Sucampo received $10M milestone payment following the first OIC sale
- Sucampo received $109M in reimbursement for R&D expenses from Takeda as of 06/30/13

Abbott Japan Agreement

- Abbott Japan shall promote, market, and sell AMITIZA for CIC in Japan
- Sucampo will sell product to Abbott Japan at discount to Abbott Japan's approved reimbursement price
- Sucampo earned $10M in upfront and $27.5M in development milestone payments as of 06/30/13

Issued Lubiprostone US Patents

US Patent No.	Expires	Type of Patent
5,284,858	2014	Composition of matter (drug substance)
6,414,016	2020	Therapeutic use (treating constipation)
6,583,174	2020	Composition of matter (drug product)
6,982,283	2022	Therapeutic use (treating OIC)
7,064,148	2022	Therapeutic use (treating constipation)
7,417,067	2020	Composition of matter (drug product)
7,795,312	2024	Therapeutic use (treating IBS)
8,026,393	2027	Composition of matter (drug product)
8,071,613	2020	Therapeutic use (treating constipation)
8,088,934	2021	Composition of matter (drug substance)
8,097,649	2020	Composition of matter (drug product)
8,097,653	2022	Therapeutic use (treating constipation)
8,114,890	2020	Composition of matter (drug product
8,338,639	2027	Composition of matter (drug product)

*For Orange Book-listed patents concerning lubiprostone, see for example:
http://www.accessdata.fda.gov/scripts/cder/ob/docs/patexclnew.cfm?Appl_No=021908&Product_No=001&table1=OB_Rx
http://www.accessdata.fda.gov/scripts/cder/ob/docs/patexclnew.cfm?Appl_No=021908&Product_No=002&table1=OB_Rx

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Additional Issued Patents

Lubiprostone Ex US

Japanese Patent No.	Expires	Type of Patent
4,332,316	2023	Composition of matter (drug substance and drug product)
4,332,353	2022	Therapeutic use (treating OIC)
4,684,334	2023	Therapeutic use (treating constipation)
4,783,794	2028	Composition of matter (drug product)
4,786,866	2023	Therapeutic use (treating constipation)
4,852,229	2023	Therapeutic use (treating constipation)
4,889,219	2024	Therapeutic use (treating IBS)

European Patent No.	Expires	Type of Patent
1,220,849	2020	Composition of matter (drug product)
1,315,485	2021	Therapeutic use (treating constipation)
1,392,318	2022	Therapeutic use (treating OIC)
1,426,361	2020	Composition of matter (drug substance)
1,443,938	2022	Therapeutic use (treating constipation)
1,978,944	2027	Composition of matter (drug product)

Unoprostone:

US Patent No.	Expires	Type of Patent
6,770,675	2018	Composition of matter (drug product) and therapeutic use (treating ocular hypertension)
6,458,836	2021	Therapeutic use (treating ocular hypertension and glaucoma)

*For Orange Book-listed patents concerning unoprostone isopropyl, see for example:
http://www.accessdata.fda.gov/scripts/cder/ob/docs/patexclnew.cfm?Appl_No=021214&Product_No=001&table1=OB_Rx

References

1. Clearview Analysis 2008
2. Internal Research
3. IMS Smart View, NPA Report, client Factored Numbers, August 2012-August 2013
4. AMITIZA Physician ATU W11 2013
5. ImpactTrack survey 2013
6. Quigley *et al. Br J Ophthalmol* 2006 Mar;90(3):252-7
7. American Academy of Ophthalmology Glaucoma Panel. Preferred Practice Pattern® guideline: Primary open-angle glaucoma. 2010
8. Kass MA *et al.* The Ocular Hypertension Treatment Study: a randomized trial determines that topical ocular hypotensive medication delays or prevents the onset of primary open-angle glaucoma. *Arch Ophthalmol.* 2002 Jun;120(6):701-13; discussion 829-30
9. Based on Dec 2009 – Nov 2012 MATTY IMS NPA data
10. Strategic Advantage Market Research 2013
11. Sucampo data on file
12. Rajindrajith *et al.* "Constipation in Children: Novel Insight Into Epidemiology, Pathophysiology and Management." *J Neurogastroenterol Motil.* 2011. January; 17(1):35–47.
13. Loening-Baucke V. Prevalence rates for constipation and faecal and urinary incontinence. *Arch Dis Child.* 2007 Jun;92(6):486-9
14. Radiograph from Borowitz - Pediatric Constipation article on Medscape website; accessed 09.19.13
15. Photos from Foundation Fighting Blindness website What is Retinitis Pigmentosa?; accessed 09.19.13
16. The American Association of Neurological Surgeons website Lumbar Spinal Stenosis; accessed 09.19.13
17. Diagram from American Academy of Orthopaedic Surgeons website Lumbar Spinal Stenosis; accessed 09.19.13
18. Based on statistics from the American Cancer Society and the National Cancer Institute
19. Trotti A *et al.* Mucositis incidence, severity and associated outcomes in patients with head and neck cancer receiving radiotherapy with or without chemotherapy: a systematic literature review. *Radiother Oncol.* 2003 Mar;66(3):253-62
20. Photos from Silverman - Diagnosis and management of oral mucositis. *J Support Oncol* 2007; 5 (2 Suppl 1):13-21